EXHIBIT 10.2


                          SUPPLEMENTAL INDENTURE NO. 3

                                     between


                                PAGE FUNDING LLC
                                     Issuer


                         UBS REAL ESTATE SECURITIES INC.
                                   Noteholder


                                       and


                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                                     Trustee


                                 relating to the


                              VARIABLE FUNDING NOTE
                      Originally dated as of June 30, 2004

                   This Supplement dated as of August 31, 2005

                          SUPPLEMENTAL INDENTURE NO. 3


         SUPPLEMENTAL INDENTURE No. 3 (this "Supplemental Indenture"), dated as of August 31, 2005, among Page Funding, LLC (the "Issuer") and Wells Fargo Bank, National Association (the "TRUSTEE"), as Trustee, amending that certain Indenture dated as of June 30, 2004 (the "INDENTURE"), among the Issuer, UBS Real Estate Securities Inc. (the "NOTEHOLDER") and the Trustee.

         WHEREAS, pursuant to Section 9.2(a) of the Indenture and on the terms and conditions set forth herein, the Issuer and the Trustee desire to amend the Indenture as provided herein and the Noteholder desires to evidence its consent to this Supplemental Indenture.

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the adequacy, receipt and sufficiency of which are hereby acknowledged, the Issuer and the Trustee hereby agree as follows:

         Section 1. DEFINED TERMS. As used in this Supplemental Indenture capitalized terms have the same meanings assigned thereto in the Indenture.

         Section 2. AMENDMENT TO COVER PAGE. The first line of the cover page to the Indenture is hereby amended by deleting "$100,000,000" and replacing it with "$200,000,000".

         Section 3. AMENDMENT TO SECTION ANNEX A-1. Annex A-1 is hereby deleted and replaced with Exhibit A attached hereto. Upon the effectiveness of this Supplemental Indenture, the Issuer shall, concurrently with the cancellation and return of the outstanding Variable Funding Note, issue a new Variable Funding
Note in the form of Annex A-1 as amended by this Supplemental Indenture, which Variable Funding Note shall be the "Note" for all purposes of the Indenture on and after the effectiveness of this Supplemental Indenture.

         Section 4. EFFECTIVENESS. This Supplemental Indenture shall be effective from and after the date hereof.

         Section 5. GOVERNING LAW. THIS SUPPLEMENTAL INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THIS SUPPLEMENTAL INDENTURE AND ALL MATTERS ARISING OUT OF OR RELATING IN ANY WAY TO THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

         Section 6. SEVERABILITY; COUNTERPARTS. This Supplemental Indenture may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any provisions of this Supplemental Indenture which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 7. CAPTIONS. The captions in this Supplemental Indenture are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                 REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Supplemental Indenture as of the date first written above.

                            PAGE FUNDING, LLC


                            By:      ___________________________________________

                            Name:    ___________________________________________

                            Title:   ___________________________________________


                            WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely in its capacity as Trustee


                            By:      ___________________________________________

                            Name:    ___________________________________________

                            Title:   ___________________________________________


CONSENTED TO BY:

UBS REAL ESTATE SECURITIES INC.,
as Noteholder


By:    ______________________________________________

Name:  ______________________________________________

Title: ______________________________________________


By:    ______________________________________________

Name:  ______________________________________________

Title: ______________________________________________

                                    EXHIBIT A

                           SECOND AMENDED AND RESTATED
                              VARIABLE FUNDING NOTE

         REGISTERED                                           up to $200,000,000


         No. A-1

                       SEE REVERSE FOR CERTAIN CONDITIONS


         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THE NOTE, AGREES FOR THE BENEFIT OF THE ISSUER THAT IT IS AN INSTITUTIONAL INVESTOR THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D PROMULGATED UNDER THE SECURITIES ACT AND THAT SUCH NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR TRANSFERRED ONLY TO (1) THE ISSUER (UPON REDEMPTION THEREOF OR OTHERWISE) OR AN AFFILIATE OF THE ISSUER, (2) A PERSON THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (3) IN A TRANSACTION OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION, IN EACH SUCH CASE, IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION; PROVIDED, THAT THE TRUSTEE OR THE ISSUER MAY REQUIRE AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH TRANSFER MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT, WHICH OPINION OF COUNSEL, IF SO REQUIRED, SHALL BE ADDRESSED TO THE ISSUER AND THE TRUSTEE AND SHALL BE SECURED AT THE EXPENSE OF THE HOLDER.

         TRANSFERS OF THIS NOTE ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE INDENTURE. EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.5 OF THE INDENTURE, THIS NOTE MAY BE TRANSFERRED, SOLD, OR PLEDGED, IN WHOLE BUT NOT IN PART, ONLY TO (I) THE ISSUER OR AN AFFILIATE OF THE ISSUER OR (II)(A) AN INSTITUTIONAL ACCREDITED INVESTOR THAT EXECUTES A CERTIFICATE, SUBSTANTIALLY IN THE FORM SPECIFIED IN THE INDENTURE, TO THE EFFECT THAT IT IS AN INSTITUTIONAL ACCREDITED INVESTOR ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE INSTITUTIONAL ACCREDITED INVESTORS UNLESS THE HOLDER IS A BANK ACTING IN ITS FIDUCIARY CAPACITY) OR (B) SO LONG AS THIS NOTE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A), ACTING FOR ITS OWN ACCOUNT, OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE, OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, UNLESS SUCH SALE, PLEDGE, OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

         THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AND SUBJECT TO INCREASES AND DECREASES AS SET FORTH HEREIN AND IN THE INDENTURE. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                                PAGE FUNDING LLC
                           SECOND AMENDED AND RESTATED
                              VARIABLE FUNDING NOTE

         PAGE FUNDING LLC, a Delaware limited liability company (herein referred to as the "ISSUER"), for value received, hereby promises to pay to UBS REAL ESTATE SECURITIES INC., a Delaware corporation (the "NOTEHOLDER"), or its registered assigns, the principal sum of up to TWO HUNDRED MILLION DOLLARS ($200,000,000.00) or, if less, the aggregate unpaid principal amount outstanding hereunder (whether or not shown on the schedule attached hereto (or such electronic counterpart maintained by the Trustee)), which amount shall be payable in the amounts and at the times set forth in Section 2.8(b) of the Indenture. The Issuer will pay interest on Advances under this Note at the Note Interest Rate. Such interest on Advances shall be due and payable on each Settlement Date until the principal of this Note is paid or made available for payment, to the extent funds will be available from the Collection Account processed from and including the preceding Settlement Date to but excluding each such Settlement Date in respect of (a) an amount equal to interest accrued for the related Interest Period, which will be equal to the sum of the products, for each day during the related Interest Period, of (i) the Note Interest Rate for such date during the Interest Period and (ii) the Aggregate Principal Balance as of the close of business on such date divided by 360, plus (b) an amount equal to the amount of any accrued and unpaid Note Interest Carryover Shortfall with respect to prior Interest Periods, with interest on the amount of such Note Interest Carryover Shortfall at the Note Interest Rate for the first Business Day of the related Interest Period. Prior to the Scheduled Maturity Date and unless an Event of Default or a Funding Termination Event specified in clauses
(i) through (iii) of the definition thereof shall have occurred, the Issuer shall only be required to make interest payments on the Invested Amount of the Note to the holder hereof; provided that the Issuer may, at its option, prepay the Invested Amount of the Note, in whole or in part, at any time and without premium or penalty pursuant to Section 10.1 of the Indenture. Following the occurrence of an Event of Default or a Funding Termination Event specified in clauses (i) through (iii) of the definition thereof, the Noteholder may declare the Invested Amount of this Note to be immediately due and payable at par, together with accrued interest thereon, in accordance with Section 5.2 of the Indenture. Principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. This Note does not represent an interest in, or an obligation of, the Servicer or any affiliate of the Servicer other than the Issuer.

         This Note amends and restates the Variable Funding Note, dated as of June 29, 2005 (the "Original Note"), and is not a novation of the Original Note. All terms of this Note that are governed by the Indenture, are as set forth therein.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Wells Fargo Bank, National Association, 6th & Marquette, MAC N9311-161, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Asset Backed Administration. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

         Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                            [Signature page follows.]

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

         Date: August 31, 2005        PAGE FUNDING LLC


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------



                                       TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is the Note issued under the within-mentioned Indenture.

                                      WELLS FARGO BANK, NATIONAL
                                      ASSOCIATION, not in its
                                      individual capacity, but
                                      solely as Trustee


                                               By:
                                                  -----------------------------
                                                  Authorized Signature

                               REVERSE OF THE NOTE


         This Note is the duly authorized Note of the Issuer, designated as its Second Amended and Restated Variable Funding Note (herein called the "NOTE"), issued under (i) the Indenture dated as of June 30, 2004 (such Indenture, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, is herein called the "INDENTURE"), among the Issuer, UBS Real Estate Securities Inc. (the "NOTEHOLDER"), and Wells Fargo Bank, National Association, a national banking association, as trustee (the "TRUSTEE", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Note Purchaser. The Note is subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, shall have the meanings assigned to them in or pursuant to the Indenture, as so amended, supplemented or otherwise modified.

         "SETTLEMENT DATE" means, with respect to each Accrual Period, the 15th day of the following calendar month, or if such day is not a Business Day, the immediately following Business Day, commencing on August 16, 2004.

         As described above, the entire unpaid principal amount of this Note shall be due and payable on the Final Scheduled Settlement Date. Notwithstanding the foregoing, if an Event of Default or a Funding Termination Event specified in clauses (i) through (iii) of the definition thereof shall have occurred and be continuing then, in certain circumstances, principal on the Note may be paid earlier, as described in the Indenture.

         Payments of interest on this Note due and payable on each Settlement Date, together with the installment of principal then due, if any, and any payments of principal made on any Business Day in respect of any prepayments, to the extent not in full payment of this Note, shall be made by wire transfer to the Holder of record of this Note (or any predecessor Note) on the Note Register as of the close of business on each Record Date. Any reduction in the principal amount of this Note (or any predecessor Note) effected by any payments made on any date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. Final payment of principal (together with any accrued and unpaid interest) on this Note will be paid to the Noteholder only upon presentation and surrender of this Note at the Corporate Trust Office for cancellation by the Trustee.

         The Issuer shall pay interest on overdue installments of interest at the Note Interest Rate to the extent lawful.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Note of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

         The Noteholder, by acceptance of the Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Trustee or the Issuer on the Note or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Issuer or the Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Issuer or the Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Trustee or of any successor or assign of the Issuer or the Trustee in its individual capacity, except (a) as any such Person may have expressly agreed (it being understood that the Trustee has no such obligations in its individual capacity) and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note, subject to Section 6.7 of the Indenture.

         The Noteholder, by acceptance of the Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Note, the Indenture or the Basic Documents.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name the Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not the Note be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

         It is the intent of the Issuer and the Noteholder that, for Federal, state and local income and franchise tax purposes, the Note will evidence indebtedness of the Issuer secured by the Collateral. The Noteholder, by the acceptance of the Note, agrees to treat the Note for Federal, state and local income and franchise tax purposes as indebtedness of the Issuer.

         The Indenture permits in certain circumstances, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holder of the Note under the Indenture at any time by the Issuer with the consent of the Holder of the Note. The Indenture also contains provisions permitting the Holder of the Note to waive compliance by the Issuer with certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of the Note (or any predecessor Note) shall be conclusive and binding upon such Holder and upon all future Holders of the Note and of the Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon the Note.

         The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holder of the Note.

         The term "ISSUER" as used in this Note includes any successor to the Issuer under the Indenture.

         The Note is issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

         The Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

         No reference herein to the Indenture and no provision of the Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on the Note at the times, place, and rate, and in the coin or currency herein prescribed, subject to any duty of the Issuer to deduct or withhold any amounts as required by law, including any applicable U.S. withholding taxes.

                             INCREASES AND DECREASES


=============================================================================================================================
                                                                              Note
                Unpaid Principal                                            Interest   Interest Period
   Date              Amount         Increase       Decrease      Total        Rate     (if applicable)    Notation Made By
=============================================================================================================================

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

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

-------------------------

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto
    ----------------------------------------------------------------------------
                           _________(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints______________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

         Dated:
                 -------------------             -------------------------------
                                                 *Signature:
                                                  Guaranteed:


--------
         */ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.